================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 1998

                              XYBERNAUT CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                        0-15086                     54-1799851
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   file number)               Identification No.)
incorporation)


                12701 Fair Lakes Circle, Fairfax, Virginia 22033
                    (Address of principal executive offices)


        Registrant's telephone number including area code: (703) 631-6925


                                 Not Applicable
          (Former name or former address, if changed since last report)





================================================================================

ITEM 5.     OTHER EVENTS.
-------     -------------

            John F. Moynahan, a Director of the Company, resigned from the Board of Directors of the Company effective June 3, 1998. Mr. Moynahan's resignation from the Board of Directors was presented to and accepted by the Board of Directors in connection with Mr. Moynahan's voluntary resignation from his positions as Senior Vice President, Chief Financial Officer and Treasurer of the Company to accept a position as Senior Vice President and Chief Financial Officer of Precision Auto Care, Inc., of Leesburg, Virginia. In accordance with the By-laws of the Company, effective June 5, 1998, the Board of Directors nominated and confirmed the election of Mr. Kaz Toyosato to the Board of Directors of the Company to fill the vacancy on the Board left by Mr. Moynahan's resignation. Mr. Toyosato is the Executive Vice President - Asian Operations of the Company.

ITEM 7.     EXHIBITS.
-------     ---------

17        Letter re: director resignation.

                                    SIGNATURE

            Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          XYBERNAUT CORPORATION



Date:      June 10, 1998                  By:   /s/ Edward G. Newman
                                              ----------------------------
                                              Edward G. Newman
                                              Chairman of the Board, President
                                              and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number                   Description                                Page
--------------                   -----------                                ----


17                       Letter re: director resignation.